PROSPECTUS SUPPLEMENT -- June 6, 2002*

IDS Life Series Fund, Inc. (June 29, 2001) S-6191-99 R (6/01)
    IDS Life Series - Equity Portfolio
    IDS Life Series - Managed Portfolio

The "Management" section for IDS Life Series - Equity Portfolio has been revised as follows:

Daniel J. Rivera, co-portfolio manager, joined AEFC in January 2000 with 16 years of investment experience. He began managing this Fund in June 2002. He is chief investment officer for Equity Advisors. He serves as co-portfolio manager of AXP Focused Growth Fund. Prior to joining AEFC, Dan was the chief investment officer of two firms in North Carolina, High Point Bank and Trust and United Carolina Bank -- the latter acquired by Branch Banking and Trust (BB&T). Dan is a graduate of the Virginia Military Institute with a BA in foreign languages and has an MBA from the University of North Carolina-Chapel Hill. He is a Chartered Financial Analyst.

C. Steven Brennaman, co-portfolio manager, joined AEFC in September 2000. He began managing this Fund in June 2002. He also serves as co-portfolio manager of AXP Focused Growth Fund. Prior to joining AEFC, Steven was vice president and senior portfolio manager at BB&T Asset Management where he managed U.S. large capitalization growth equity portfolios for five years. He has a BA in political science from Mercer University and a MS in management from Troy State University.

The "Management" section for IDS Life Series - Managed Portfolio has been revised as follows:

Warren Spitz, senior portfolio manager, joined AEFC in 2000. He has been in the investment industry since 1984. He serves as portfolio manager of AXP Diversified Equity Income Fund, AXP Mid Cap Value Fund, AXP Equity Value Fund, AXP Variable Portfolio - Diversified Equity Income Fund and IDS Life Series - Equity Income Portfolio. Prior to joining AEFC, he was a portfolio manager for Prudential Global Asset Management from 1987 to 2000. Warren has a BS degree from Allegheny College and an MBA from the Wharton School, University of Pennsylvania.


S-6191-25 A (6/02)
*Valid until next prospectus update.

Destroy June 28, 2002